Exhibit 99.10

                   CONTRACT TO PURCHASE AND SELL REAL PROPERTY
                                  (CENTURY BMW)


         THIS CONTRACT TO PURCHASE AND SELL REAL PROPERTY (the "Purchase Contract") is made and entered into as of the 10th day of April, 1998, by and between CENTURY AUTO SALES, INC., a South Carolina corporation ("Century") and FAIRWAY INVESTMENTS, LLC, a South Carolina limited liability company ("Fairway") (Century and Fairway are collectively called "Sellers") and SONIC AUTOMOTIVE, INC., a Delaware ("Buyer").

                                               W I T N E S S E T H:

         WHEREAS, Century is the owner of certain real estate located at 2752 Laurens Road, in the City of Greenville, Greenville County, South Carolina, more particularly described and/or shown on EXHIBIT A attached (the "Century Property").

         WHEREAS, Fairway is the owner of certain real estate located at 2550 Reidville Road, in the City of Spartanburg, Spartanburg County, South Carolina, more particularly described and/or shown as Tract 2 on EXHIBIT A attached (the "Fairway Property").

         WHEREAS, Sellers desire to sell to Buyer and Buyer desires to acquire from Sellers the Real Property (defined below) together with the buildings and improvements (collectively, the "Improvements") thereon and which are presently utilized in the automobile dealership operations of Century, d/b/a Century BMW in accordance with the terms and conditions hereinafter set forth in this Purchase Contract.

         NOW, THEREFORE, in consideration of the agreements and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Sellers do hereby covenant and agree as follows:

1. DEFINITIONS. In addition to the terms defined above, each of the following terms, when used herein with an initial capital letter, shall have the meaning ascribed to it as follows, unless such meanings are expressly modified, limited or expanded elsewhere in this Purchase Contract.

         a. "APPRAISED VALUE" shall, subject to the limitations set forth as to the Purchase Price below, mean the value obtained by agreement of two (2) appraisers, one appointed jointly by Century and Fairway, and one appointed by the Buyer. Both appraisers shall have at least five (5) years experience valuing commercial real estate situate in Greenville and Spartanburg counties of South Carolina. If the two (2) appraisers cannot agree on an Appraised Value within thirty
                  (30) days after they have both been selected, the average of the two appraisals shall be the Appraised Value if the value established by the respective appraisals do not vary by more than ten percent (10%). If the value differs by more than ten percent (10%), the two appraisers shall appoint


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                  a third appraiser.  The third appraiser shall determine the value of the Real Property within fifteen (15) days of his appointment. The Appraised Value for purposes of this Purchase Contract shall be the value as finally agreed upon by any two of the three appraisers. If two of the three appraisers do not agree within fifteen (15) days, the appraisers shall be dismissed and the appraisal process repeated. Century and Fairway and Buyer shall each pay the costs of the appraiser appointed by them, and one-half (1/2) of the cost of the third appraiser. If any party fails to appoint an appraiser within the time required herein, the Purchase Price determined by the appraiser appointed by the other party shall be conclusive and binding upon the parties, subject to the limitations set forth as to the amount of the Purchase Price.

         b. "ASSET PURCHASE CONTRACT" shall mean that certain Asset Purchase Agreement dated the date hereof by and among Century, the stockholders of Century and Buyer.

         c. "CLOSING" shall mean the closing and consummation of the purchase and sale of the Real Property pursuant to this Purchase Contract.

         d. "CLOSING DATE" shall mean the date of the Closing to be held on (i) the date of the closing under the Asset Purchase Contract; or (ii) such other date as mutually agreed upon by the parties hereto.

         e. "DEED" shall mean the duly executed and acknowledged general warranty deed conveying title to the Real Property from Sellers to Buyer, the form of which is attached hereto as EXHIBIT C an original of which conveys the Century Property to be recorded in Greenville County, South Carolina, and an original of which conveys the Fairway Property to be recorded in Spartanburg County, South Carolina.

         f. "DEFECT" OR "DEFECTS" shall mean a lien, claim, charge, security interest, encumbrance, easement, restriction or other such matter affecting title to the Real Property other than the Permitted Exceptions.

         g. "EFFECTIVE DATE" shall mean the later of: (i) the date in the heading of this Purchase Contract; and (ii) the date which the last of the parties to this Purchase Contract executes and delivers this Purchase Contract to the other party.

         h.       "ENVIRONMENTAL REVIEW PERIOD" shall mean a period of fifteen
                  (15) business days after receipt of both a Phase I Environmental Evaluation and/or a Phase II Environmental Evaluation, as applicable.

         i. "ENVIRONMENTAL LAWS" shall mean any applicable current or future federal, state or local governmental law, regulation or ruling applicable to environmental conditions on, under or about the Real Property, including, without limitation, federal, state or local solid waste disposal rules, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, The Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, as amended, the Toxic Substances Act, as amended, the Water Pollution Control Act,


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                  as amended, or any other applicable federal, state or local laws, regulations or ordinances.

         j. "EVALUATIONS" shall mean a Phase I Environmental Evaluation and a Phase II Environmental Evaluation of the Real Property prepared at Buyer's expense by environmental consultant(s) selected by Buyer.

         k. "HAZARDOUS MATERIALS" means any waste, pollutant, chemical, hazardous substance, toxic substance, hazardous waste, solid waste, petroleum or petroleum-derived substance or waste, or any constituent or decomposition product of any such pollutant, material, substance or waste, regulated under or as defined by any Environmental Law(s).

         l. "IMPROVEMENTS" shall mean all buildings and improvements constructed upon the Land together with any fixtures or improvements related thereto.

         m. "INSPECTION PERIOD" shall mean and refer to the period commencing on later of (i) the day following the Effective Date or (ii) the day following delivery of the materials referred to in Section 7.a. below, and continuing for fifteen
                  (15) days thereafter.

         n. "LAND" shall mean those certain parcels or tracts of land owned by Sellers located in or near the City of Greenville and the City of Spartanburg, South Carolina, as more particularly described on EXHIBIT A attached hereto and incorporated herein by reference, together with all and singular the rights and appurtenances pertaining thereto, including any right, title and interest of Sellers in and to adjacent streets, easements or rights-of-way.

         o. "OWNER'S TITLE POLICY" shall mean a standard ALTA form owner's policy of title insurance for the Real Property issued at standard rates as compared to comparable Real Property in Greenville and Spartanburg County, South Carolina.

         p. "PERMITTED EXCEPTIONS" shall mean all matters described on EXHIBIT B attached hereto and incorporated herein by reference.

         q. "PURCHASE PRICE" shall mean the Appraised Value of the Real Property (however, in no event shall the total Purchase Price exceed Five Million Two Hundred Thousand Dollars ($5,200,000.00) or be less than Four Million Four Hundred Thousand Dollars ($4,400,000.00) to be paid by Buyer to Sellers for the Real Property as provided in Paragraph 2 hereof).

         r. "REAL PROPERTY" shall mean the Land (including the Century Property and the Fairway Property) and the Improvements thereon.

         s. "SURVEY" shall mean a current boundary, topographical and/or physical survey of the Real Property prepared by a South Carolina Registered Land Surveyor.


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         t.       "TITLE COMMITMENT" shall mean a current title binder or
                  commitment issued by the Title Company for an owner.

         u. "TITLE COMPANY" shall mean the title insurer of Buyer's choice.

2. AGREEMENT TO SELL AND PURCHASE. Sellers hereby agree to sell and convey to Buyer, and Buyer hereby agrees to purchase from Sellers, the Real Property pursuant to the terms and conditions of this Purchase Contract.

3.       PURCHASE PRICE; DELIVERY OF POSSESSION.

         a. The Purchase Price shall be paid to Sellers in immediately available funds at Closing, subject to the terms and conditions of this Purchase Contract.

         b. Sellers shall deliver sole possession of the Real Property to Buyer at Closing.

4. CONVEYANCE OF TITLE. At Closing, Sellers shall by the Deed convey to Buyer marketable fee simple title to all of the Real Property, free and clear of any and all liens, encumbrances, easements, assessments, restrictions, taxes and other conditions except for the Permitted Exceptions.

5. SURVEY. Buyer, at Buyer's sole cost and expense, prior to Closing may, at its election, obtain the Survey from which a legal description of the Real Property will be prepared and inserted in the Deed. Buyer, its employees and agents may, at any reasonable time prior to Closing, enter upon the Real Property for the purpose of obtaining the Survey.

6.       TITLE AND TITLE INSURANCE FOR THE REAL PROPERTY.

         a. Prior to the Closing Date, Buyer shall, at its sole cost and expense, obtain an owner's Title Commitment issued by the Title Company providing for the issuance at Closing to Buyer of an Owner's Title Policy for the Real Property. The Title Commitment shall set forth the state of title of the Real Property and all exceptions, including but not limited to, easements, restrictions, road rights-of-way, floodways, covenants, reservations and other conditions, if any, affecting the Real Property which would appear in an Owner's Title Policy if issued.

         b. At Closing, the Real Property shall be conveyed to Buyer by the Deed free and clear of all Defects and subject only to the Permitted Exceptions.

7.       INSPECTIONS.

         a. On or prior to the Effective Date or within three (3) days thereafter, Sellers shall provide to Buyer true, correct and complete copies of the following items:

                  i. Sellers' existing owner's and lender's title insurance policies for the Real Property (if any) together with legible copies of any exceptions set forth therein.



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                  ii.   The most recently dated existing surveys of the Real
                        Property.

                  iii. Any and all engineering reports, soil reports and environmental reports prepared by or for Sellers with respect to the Real Property, if any.

                  iv.   All warranties, if any, related to the Improvements.

                  v. Attorneys' opinions, if any, on title to the Real Property and legible copies of deeds, mortgages, easements or restrictions, if any, affecting Property which Sellers may possess.

         b. Buyer, its agents and contractors shall be entitled to go upon the Real Property during the Inspection Period to obtain financing, to inspect the Real Property to perform investigations, to determine the status of utilities thereon, to conduct title examinations, zoning investigations, feasibility studies and other studies or tests necessary to determine whether the Real Property is suitable for Buyer's intended use of the Real Property. If Buyer determines, in Buyer's reasonable discretion, that the Real Property is not suitable for Buyer's intended use, Buyer may terminate this Contract and shall be relieved of all obligations hereunder by giving written notice to Sellers prior to the end of the Inspection Period. However, Buyer does not waive its right to terminate this Contract, as set forth above, based on any restriction which may adversely affect the Real Property that has been revealed through documentation and/or other due diligence material in Buyer's possession prior to the execution of this Contract.

         c. Buyer may, at its sole expense, commission the Evaluations. The Evaluations shall be conducted in accordance with such standards and procedures as selected by Buyer and Buyer's consultant, and may include, without limitation, drilling and installation of ground water testing wells at locations specified by Buyer's consultant, soil samples at locations designated to detect environmental conditions and/or impacts from current or past operations, both ground water and soil analysis and investigation as to the presence of any asbestos materials on the Real Property. If, based upon the Evaluations, Buyer determines, in Buyer's reasonable discretion, that the Real Property is not free of Hazardous Materials, and that such Hazardous Materials materially adversely affect Buyer's intended use of the Real Property for the operation of an automobile dealership, or the value of the Real Property, then Buyer may terminate this Purchase Contract by notice in writing given to Sellers prior to the expiration of the Environmental Review Period and the parties shall have no further rights or obligations under this Purchase Contract. If the Buyer chooses to terminate this Purchase Contract as a result of its review of the Evaluations, Buyer shall provide to Sellers copies of all environmental reports relating to the Real Property which may be obtained by Buyer, and shall repair any damage to the Real Property resulting from the Evaluations.

         d. In addition to Buyer's rights set forth in PARAGRAPH 7(C) above, in the event that any underground storage tanks or any other storage tanks are or have been located upon any portion of the Real Property, Sellers, at their sole expense, shall:

                  i.    Remove any such tanks which remain on the Real Property;



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                  ii.   Remediate any current or former tank sites and any
                        surrounding portion of the Real Property and any adjacent property to the reasonable satisfaction of Buyer and Buyer's consultant.

                  Notwithstanding the termination of the Inspection Period or the Environmental Review Period, if Buyer reasonably determines that Sellers have failed to meet its obligations described in this PARAGRAPH 7(D), then Buyer may either:

                  iii.  Terminate this Purchase Contract; or

                  iv. Remediate any such tank site(s) to the reasonable satisfaction of Buyer and Buyer's consultant and deduct the cost of any such remediation from the Purchase Price. In the event such remediation shall extend beyond the Closing Date set forth herein, Buyer shall have the option of extending the Closing Date to such time as may be necessary to complete any such remediation.

8. COSTS AND PRORATIONS. Sellers shall pay the cost to cancel any mortgage or other lien of record. Buyer shall pay any and all documentary stamp taxes, deed taxes or transfer taxes applicable to this transaction and any and all costs of the Survey, the title examination, the title insurance premiums, testing or inspections of the Real Property and recording costs for the Deed or any other documents to be recorded relating to the transfer of the Real Property. Each party shall pay its own attorney's fees. Sellers shall pay any "roll-back" taxes or similar taxes based upon any change in use of the Real Property, whether such taxes are assessed before or after Closing. Sellers' obligation to pay such taxes, if any, shall survive Closing. All prorations for real estate taxes, utilities and other such costs shall be prorated between Buyer and Sellers as of the Closing Date on the basis of a 365-day year. Buyer and Sellers hereby agree that if any of the aforesaid prorations cannot be calculated accurately on the proration date (or as soon as information sufficient to complete such prorations is available), then the same shall be calculated within thirty (30) days after the information necessary to make such prorations becomes available and either party owing the other party a sum of money based on such subsequent proration(s) shall promptly pay said sum to the other party.

9.       RISK OF LOSS; EMINENT DOMAIN.

         a. If, after the Effective Date and prior to the Closing Date, the Real Property or any portion thereof is damaged or destroyed, Sellers shall immediately notify Buyer in writing and Buyer shall elect, within ten (10) days from and after such notice, by written notice to Sellers, either:

                  i. to not close the transaction contemplated hereby, in which event the Purchase Contract shall be void and of no further force and effect; provided, however, Buyer shall not be entitled to elect under this item i. unless Buyer determines, in its reasonable judgment, that such damage or destruction cannot be restored within ninety
                        (90) days; or


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                  ii.   to close the transaction contemplated hereby in
                        accordance with the terms and conditions contained herein, in which event the Purchase Price shall remain the same and Sellers shall transfer and assign to Buyer at Closing all rights, title and interest to any insurance proceeds payable in connection with such damage or destruction. If Buyer elects to purchase the Real Property after receipt of such notice from Sellers, all actions taken by Sellers with regard to the repair or replacement of any such damaged or destroyed portion of the Real Property, including but not limited to, negotiations, litigation, settlement, appraisals and appeals, shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld. In no event shall Buyer have any responsibility to repair or rebuild the Improvements.

         b. If, after the Effective Date and prior to the Closing Date, Sellers shall receive notice of the commencement or threatened commencement of eminent domain or other like proceedings against the Real Property or any portion thereof, Sellers shall immediately notify Buyer in writing, and Buyer shall elect, within ten (10) days from and after such notice of such threatened or pending proceedings, by written notice to Sellers, either:

                  i. to not close the transaction contemplated hereby, in which event this Purchase Contract shall be void and of no further force and effect; provided, however, Buyer shall not be entitled to elect under this item i. unless more than 5% of the Real Property is taken and such taking materially interferes with the operation of an automobile dealership business substantially as operated before such taking; or

                  ii. to close the transaction contemplated hereby in accordance with the terms and conditions contained herein, but subject to such proceedings, in which event the Purchase Price shall remain the same and Sellers shall transfer and assign to Buyer at Closing all rights, title and interests to the proceeds of such eminent domain proceedings. If Buyer elects to purchase the Real Property after receipt of such notice, all actions taken by Sellers with regard to such eminent domain or like proceedings, including but not limited to, negotiations, litigation, settlement, appraisals and appeals, shall be subject to the approval of Buyer, which approval shall not be unreasonably withheld. In no event shall Buyer have any responsibility to repair or rebuild the Improvements.

10. NOTICE. Each notice required or permitted to be given hereunder shall be in writing and shall comply with the requirements of this paragraph. Any notice by Buyer to Sellers shall be deemed to be duly given if: (a) either (i) hand delivered to the person(s) listed below for Sellers, or
         (ii) delivered or sent by telephone facsimile transmittal to the facsimile telephone numbers of Sellers listed below, in which event proof of delivery shall be by telephone records, and (b) a duplicate of such notice shall be sent by registered or certified mail to Sellers at the addresses set forth below (or at such other address as may hereafter be designated by Sellers). Any notice by Sellers to Buyer shall be deemed to be duly given if:


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         (a) either (i) hand delivered to the person(s) listed below for Buyer, or (ii) delivered or sent by telephone facsimile transmittal to the facsimile telephone number of Buyer listed below, in which event proof of delivery shall be by telephone records, and (b) a duplicate of such notice shall be sent by registered or certified mail to Buyer at the address set forth below (or at such other address as may hereafter be designated by Buyer). Notice shall be deemed effective at the time of hand delivery or transmission of the telephone facsimile and upon deposit of the notice in the United States Mail for registered or certified delivery. The parties hereto reserve the right to change the addresses or telephone numbers to which notices are to be sent by giving notice to the other as herein provided.

         The addresses and facsimile telephone numbers of the parties to which notices are to be sent shall be those set forth below:

                As to Buyer:

                                  Sonic Automotive, Inc.
                                  5401 E. Independence Boulevard
                                  Charlotte, North Carolina 28212
                                  Attention: Chief Financial Officer
                                  Telecopy No.: (704) 536-5116

                With a Copy to:

                                  Edward W. Wellman, Esq.
                                  Parker, Poe, Adams & Bernstein L.L.P.
                                  2500 Charlotte Plaza
                                  Charlotte, North Carolina  28244
                                  Telecopy No.:  (704) 334-4706

                As to Sellers:

                                  Fairway Investments, L.L.C.
                                  2323 Laurens Road
                                  Greenville, SC  29607
                                  Attention: A. Foster McKissick, III
                                  Telecopy No.: (864) 242-3222

                With a Copy to:

                                  Harvey G. Sanders, Jr., Esq.
                                  Leatherwood Walker Todd & Mann, P.C.
                                  100 East Coffee Street
                                  Greenville, SC  29602-0087
                                  Telecopy No.: 864-240-2478



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                  Any party shall have the right from time to time to change the address to which notices to it shall be sent by giving to the other party or parties at least five (5) days prior notice of the changed address.

11. CLOSING. Unless Buyer or Sellers have otherwise elected hereunder to terminate this Purchase Contract, and subject to the satisfaction or written waiver of each of the conditions precedent to Closing set forth in PARAGRAPH 12 hereof, the Closing of the sale and purchase of the Real Property shall be held at a mutually agreeable time on the Closing Date, at the offices of Leatherwood Walker Todd & Mann, P.C. at 9:00 a.m.

12.     CONDITIONS PRECEDENT TO CLOSING.

         a. Buyer's Conditions. Buyer's obligation to close the purchase of the Real Property is subject to the satisfactory performance, occurrence or written waiver by Buyer, in Buyer's sole discretion, of each of the following conditions:

                  i. Sellers shall have delivered to Buyer all of the documents, properly executed, as required by PARAGRAPH 13(A) hereof;

                  ii. No adverse change in the status of the title to the Real Property as set forth in the Title Commitment shall have occurred prior to the Closing Date;

                  iii. No default by Sellers shall exist under this Purchase Contract, this Purchase Contract shall not have terminated and Sellers shall be ready, willing and able to close under the terms hereof;

                  iv. The representations of Sellers contained in this Purchase Contract shall be true, complete and correct in all material respects as of the Closing Date, without the necessity of any material amendment or modification, with the same force and effect as if made as of the Closing Date;

                  v. The Inspection Period and Evaluation Review Period shall have expired;

                  vi. Sellers' obligations pursuant to PARAGRAPH 7(D) shall have been met;

                  vii. Buyer's confirmation, by a Phase I environmental inspection performed at Buyer's expense, and by a Phase II inspection if Buyer deems such inspection necessary, that the properties are free of environmentally hazardous or toxic substances that would materially adversely affect Buyer's use and possession of the respective properties for the operation of an automobile dealership, or the value of the Real Property;

                  viii. Buyer's confirmation that as of the Closing Date there will be no contracts, leases or liabilities which will affect Buyer's ownership of the Real Property or right to use and possession thereof;



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                  ix.   Buyer's confirmation that both the Century Property and
                        the Fairway Property are properly zoned for use as an automobile dealership;

                  x. Buyer's confirmation that both the Century Property and the Fairway Property are free and clear of mortgages, security agreements or other encumbrances; other than any Permitted Exception shown on Exhibit B;

                  xi. Receipt by Buyer of all required waivers or approvals to Buyer's acquisition of the Real Property and approval by BMW of North America for Buyer's operation of a franchised BMW dealership on each of the Century Property and the Fairway Property;

                  xii. All required consents and approvals of the shareholders and directors of Century and all required consents and approvals of the members of Fairway shall have been obtained and provided to Buyer;

                  xiii. All conditions to Buyer's obligations at closing under the Asset Purchase Contract shall have been fully satisfied, unless waived in writing by Buyer; and

                  xiv. The closing of the Century Property by Buyer and the closing of the Fairway Property by Buyer are each a condition to the other closing.

                  If any of the foregoing conditions have not been satisfied or waived within the times and in the manner required by this Purchase Contract, Buyer may terminate this Purchase Contract and seek any remedies available at law or equity, including without limitation, specific performance.

         b. Sellers' Conditions. Sellers' obligation to close the sale of the Real Property is subject to the satisfactory performance, occurrence or written waiver by Sellers, in Sellers' sole discretion, of each of the following conditions:

                  i. Buyer shall pay the Purchase Price to Sellers and shall have delivered to Sellers all of the documents, properly executed, as required by PARAGRAPH 13(B) hereof;

                  ii. No default by Buyer shall exist under this Purchase Contract, this Purchase Contract shall not have been terminated, and Buyer shall be ready, willing and able to close under the terms hereof;

                  iii. The representations of Buyer contained in this Purchase Contract shall be true, complete and correct in all material respects as of the Closing Date, without the necessity of any material amendment or modification, with the same force and effect as if made as of the Closing Date;



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                  iv.   All conditions to Century's obligations at closing under
                        the Asset Purchase Contract shall have been fully satisfied unless waived in writing by Century;

                  v. The closing of the Century Property by Century and the closing of the Fairway Property by Fairway are each a condition to the other closing.

                  If any of the foregoing conditions have not been satisfied or waived within the times and in the manner required by this Purchase Contract, Sellers may terminate this Purchase Contract and seek any remedies which are available at law or equity, including, without limitation, specific performance; provided, however, in the event of payment by Buyer of the "Buyer's Termination Fee" under the Asset Purchase Contract, neither of the Sellers shall have any right to any other damages or relief of any kind or nature, whether at law or in equity (including, without limitation, specific performance).

13.     DOCUMENTS AT CLOSING.

         a. Sellers' Documents. Sellers shall execute and/or deliver the following to Buyer at Closing:

                  i.    The Deed, duly executed by Sellers and acknowledged.

                  ii. A lien affidavit, duly executed by Sellers, acceptable to the Title Company.

                  iii. Affidavits and other documents, duly executed by Sellers, to satisfy federal, state and local tax reporting and withholding requirements.

                  iv. An affidavit, duly executed by Sellers that Sellers are not a "foreign person" within the meaning of Section 1445 of the Internal Revenue Code.

                  v. A certificate, duly executed by Sellers and notarized, that the representations of Sellers contained in this Purchase Contract remain true, complete and correct in all material respects as of the Closing Date.

                  vi. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Buyer and Sellers pursuant to this Purchase Contract.

                  vii. Such other customary documents and assurances as shall be reasonably required by Buyer's counsel.

         b. Buyer's Documents. Buyer shall pay the Purchase Price to Sellers at Closing and the Buyer shall execute and/or deliver the following to Sellers at Closing:



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                  i.    A certificate, duly executed by Buyer and notarized,
                        that the representations of Buyer contained in this Purchase Contract remain true, complete and correct in all material respects as of the Closing Date.

                  ii. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Buyer and Sellers pursuant to this Purchase Contract.

                  iii. Such other customary documents and assurances as shall be reasonably required by Sellers' counsel.

14.     REPRESENTATIONS AND WARRANTIES.

         a. Representations and Warranties by Sellers. Sellers hereby represent and warrant to Buyer that as of the Effective Date:

                  i. Sellers have no notice of any pending or threatened condemnation or similar proceeding or assessment affecting the Real Property, or any part thereof, nor to the best of its knowledge, is any such proceeding or assessment contemplated by any governmental authority, nor to the best of its knowledge, is there any litigation pending or threatened which affects or could affect the Real Property.

                  ii. Except as set forth on Schedule 14(a)(ii) attached hereto, (a) except in the ordinary course of business and in compliance with applicable law, Sellers have not at any time generated, used, treated or stored Hazardous Materials on, or transported Hazardous Material to or from the Real Property or any property adjoining or adjacent to the Real Property and, to the knowledge of Sellers, no party other than Sellers have taken such actions on the Real Property, (b) Sellers have not at any time released or disposed of Hazardous Materials on the Real Property or any property adjoining or adjacent to the Real Property, and to the knowledge of the Sellers, no party other than Sellers have taken any such actions on the Real Property, (c) Sellers have not transported or arranged for the transportation of any Hazardous Materials to any site other than the Real Property, (d) Sellers are in compliance with all Environmental Laws and the requirements of any permits issued under such Environmental Laws with respect to the Real Property, except where failure to comply would not have a material adverse effect on Sellers Real Property,
                        (e) there are no past, pending or, to the knowledge of Sellers, threatened environmental claims against Sellers or the Real Property, (f) to the knowledge of Sellers, there are no facts or circumstances, conditions or occurrences regarding the Real Property that could reasonably be anticipated (A) to form the basis of an environmental claim against Sellers or (B) to cause the Real Property to be subject to any restrictions on its ownership, occupancy, use or transferability under any Environmental Law, and (g) there


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



                        are not now, and to the knowledge of Sellers, never have been any underground storage tanks located on the Real Property.

                  iii. To the best of Sellers' knowledge, Sellers have complied in all material respects with all applicable laws, ordinances, regulations and statutes relating to the Real Property or any part thereof and is not in violation of any such laws as they relate to the Real Property.

                  iv. This Purchase Contract and all documents executed by Sellers which are to be delivered to Buyer at Closing are or at the time of delivery will be duly executed and delivered by Sellers, and are or at the time of Closing, will be legal, valid, binding obligations of Sellers, and do not and at Closing will not violate any provisions of any agreement or any applicable governmental law or regulation to which either of the Sellers are a party or to which Sellers are subject.

                  v. There are no restrictions or applicable regulations which prevent the use of the Real Property for automobile dealership and servicing purposes.

                  vi. The restrictive covenants encumbering the Real Property (if any) have not been violated and there are no assessments owed pursuant to such restrictions.

                  vii. Other than ad valorem real property taxes, there are no other taxes or assessments pending or periodically charged to Sellers with respect to the Real Property.

         b. Representations and Warranties by Buyer. Buyer hereby represents and warrants to Sellers that as of the Effective
                  Date:

                  i. Buyer is a duly organized and validly existing corporation under the laws of the State of Delaware and is authorized to acquire property in the State of South Carolina, and Buyer has the power and authority to enter into this Purchase Contract.

                  ii. This Purchase Contract and all documents executed by Buyer which are to be delivered to Sellers at Closing are or at the time of delivery will be duly authorized, executed and delivered by Buyer, and are or at the time of Closing, will be legal, valid, binding obligations of Buyer, and do not and at Closing will not violate any provisions of any agreement or any applicable governmental law or regulation to which Buyer is a party or to which it is subject.

         c.      INDEMNITIES.

                  i. Buyer and Sellers hereby agree that they have relied upon the representations and warranties given by the respective parties in PARAGRAPH 14(A) and 14(B)


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



                        of this Purchase Agreement. Buyer hereby agrees to indemnify and hold Sellers harmless from and against any and all liabilities, losses, costs, damages, expenses, including reasonable attorneys' fees and costs of litigation, arising or resulting from the untruth of any of Buyer's representations and warranties set forth in PARAGRAPH 14(B). Sellers, jointly and severally, hereby indemnify and hold Buyer harmless from and against any and all liabilities, losses, costs, damages and expenses, including reasonable attorneys' fees and costs of litigation, arising or resulting from the untruth of any of Sellers' representations and warranties set forth in PARAGRAPH 14(A).

                  ii. To the extent caused by or resulting from the acts of Sellers, its agents, servants, employees or contractors, Sellers agree to immediately clean up any Hazardous Materials found on or within any portion of the Real Property and to remediate the Real Property, to comply with any and all Environmental Laws, and to pay for all clean up and remediation costs at no cost to Buyer. To the extent caused by or resulting from the acts of Buyer, its agents, servants, employees, or contractors, Buyer agrees to immediately clean up any Hazardous Materials found on or within any portion of the Real Property and, with respect to such matters as described herein for which Buyer is responsible, to remediate the Real Property, to comply with any Environmental Laws, and to pay for all clean-up and remediation costs at no cost to Sellers. Each parties' respective clean-up and/or remediation efforts as described herein shall mean and refer to those actions which are necessary and required under the Environmental Laws.

                  iii. To the extent that Sellers are responsible for the same in accordance with Subparagraph (ii) above, Sellers hereby agree to indemnify, release and hold Buyer, its successors, assigns, tenants, subtenants, officers, directors, shareholders and employees, harmless from and against all Liabilities (defined below) incurred in connection therewith, suffered by, incurred by or assessed against such parties, their agents or other representatives, whether incurred as a result of legal action taken by any governmental entity or agency, taken by any private claimant, or taken by Buyer, before or after Closing as a result of the presence, disturbance, discharge, release, removal or cleanup of any Hazardous Materials upon or under, on or off site, associated with or flowing or originating from the Real Property. To the extent that Buyer is responsible for the same in accordance with Subparagraph (ii) above, Buyer hereby agrees to indemnify, release and hold Sellers, its successors, assigns, officers, directors, shareholders and employees, harmless from and against all Liabilities, suffered by, incurred by or assessed against such parties, their agents or other representatives, whether incurred as a result of legal action taken by any governmental entity or agency, taken by any private claimant, or taken by Sellers, before or after Closing as a result of the presence, disturbance, discharge, release, removal or clean-up of any Hazardous Materials upon or under, on or off site, associated with or flowing or originating from the Real Property. The term


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



                        "Liabilities" as used in this paragraph is hereby defined as any and all liabilities, expenses, demands, damages, punitive or exemplary damages, consequential damages, costs, cleanup costs, response costs, losses, causes of action, claims for relief, attorneys and other legal fees, other professional fees, penalties, fines, assessments and charges.

                  iv. All representations, warranties, indemnities and covenants of Sellers in this Purchase Contract are made on a joint and several basis.

15. BROKER'S COMMISSION. Buyer and Sellers represent and warrant to the other that neither of them have engaged or contracted with any person, firm or entity to serve or act as a broker, agent or finder for the purpose of the sale and purchase of the Real Property, and that no broker's or real estate or other similar commissions or fees are or shall be due in respect of the transaction contemplated by this Purchase Contract. The Buyer and Sellers each agree to indemnify, defend and save harmless the other from and against any cost and expense, including reasonable attorney's fees, incurred by the other as a result of the untruth of any of the foregoing representations made by it.

16. ENTIRE AGREEMENT. This Purchase Contract constitutes the entire agreement between Buyer and Sellers with respect to the Real Property and may not be amended except by written instrument executed by Buyer and Sellers. Any other agreements, written or oral, between Buyer and Sellers with respect to the Real Property are hereby superseded in their entirety by this Purchase Contract.

17. CAPTIONS. The paragraph captions are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope or content of this Purchase Contract or any provision hereof.

18. CONSTRUCTION. Words of any gender used in this Purchase Contract shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. Any disputes regarding the interpretation of any portion of this Purchase Contract shall not be presumptively construed against the drafting party.

19. REMEDIES CUMULATIVE. Except as specifically set forth above all rights, powers and privileges conferred hereunder upon the parties hereto shall be cumulative and in addition to those other rights, powers and remedies hereunder and those available at law or in equity. All such rights, powers and remedies may be exercised separately or at once, and no exercise of any right, power or remedy shall be construed to be an election of remedies or shall preclude the future exercise of any or all other rights, powers and remedies granted hereunder or available at law or in equity, except as expressly provided herein.

20. NO WAIVER. Neither the failure of either party to exercise any power given such party hereunder nor to insist upon strict compliance with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof shall constitute a waiver of either party's right to demand exact compliance with the terms hereof.


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



21. APPLICABLE LAW. This Purchase Contract shall be construed and interpreted in accordance with the laws of the State of South Carolina.

22. SUCCESSORS AND ASSIGNS. This Purchase Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. Buyer shall have the right and privilege to assign and transfer its interest hereunder to MAR MAR REALTY TRUST, A TO-BE-FORMED MARYLAND REAL ESTATE INVESTMENT TRUST, OR MAR MAR REALTY L.P., A TO-BE-FORMED MARYLAND LIMITED PARTNERSHIP (EACH TO BE FORMED BY AFFILIATES OF BUYER) OR TO an existing corporation, partnership, limited liability company or other business entity, or to a corporation, partnership, limited liability company or business entity formed for the purpose of consummating this transaction in which Buyer has an ownership interest or is affiliated by common ownership.

23. COUNTERPARTS. This Purchase Contract may be executed in two (2) or more counterparts.

24. SURVIVAL. Sellers' and Buyer's representations and warranties and indemnities set forth in PARAGRAPHS 14 and 15 shall survive Closing.

         IN WITNESS WHEREOF, the parties have executed the Purchase Contract pursuant to authority duly given the day and year first above written.


                                        SONIC AUTOMOTIVE, INC.


                                        By:   /s/   O. Bruton Smith
                                           -----------------------------------
                                        Its:  Chief Executive Officer
                                           -----------------------------------

                                        CENTURY AUTO SALES, INC.


                                        By:   /s/   A. Foster McKissick, III
                                           -----------------------------------
                                        Its:  Chairman
                                           -----------------------------------

                                        FAIRWAY INVESTMENTS, LLC


                                        By:   /s/   A. Foster McKissick, III
                                           -----------------------------------
                                        Its:  President
                                           -----------------------------------


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